CNI CHARTER FUNDS

AHA Full Maturity Fixed Income Fund

Institutional Class Shares

Class A Shares

Supplement dated December 30, 2005 to Prospectuses dated October 1, 2005

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The following paragraphs are inserted after the seventh paragraph on page 16 of the Class A Prospectus, and after the eighth paragraph on Page 20 of the Institutional Class Prospectus.

Boyd Watterson Asset Management, LLC (“Boyd Watterson”) currently serves as sub-advisor to a portion of the AHA Full Maturity Fixed Income Fund. Boyd Watterson is located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio 44114, and is a wholly owned subsidiary of Mercantile Bankshares Corporation. It was organized in 1928 and provides equity and fixed income investment management services to individuals and institutions.

Day-to-day management of the portion of the AHA Full Maturity Fixed Income Fund managed by Boyd Watterson is the responsibility of its Fixed Income Group, which establishes Boyd Watterson’s fixed income investment strategy. Deborah S. Winch, who has primary responsibility for managing Boyd Watterson’s portion of the Fund, is a Senior Vice President and Senior Strategist, and has been employed by Boyd Watterson since 1992. David M. Dirk (Vice President, Senior Strategist) and James R. Shirak (Senior Vice President, Lead Fixed Income Strategist) are also involved in portfolio analysis and in securities transactions for the Fund, and have been employed by Boyd Watterson since 1996 and 1999, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.